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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):        January 17, 1995
                                                  ------------------------------



                               BULOVA CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           New York                      1-457                    11-1719409
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(State or Other jurisdiction          (Commission            (I.R.S. employer
of incorporation or organization)     file number)           identification no.)


   One Bulova Avenue, Woodside, N.Y.                                  11377-7874
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(Address of principal executive offices)                              (Zip code)




Registrant's telephone number, including area code:        (718) 204-3300
                                                     ---------------------------


                                  NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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                                         1

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

  On January 17, 1995 Registrant effected the disposition by merger (the "Merger") of its wholly-owned subsidiary, Bulova Technologies, Inc. ("BTI") pursuant to a Merger Agreement dated as of January 17, 1995 among Registrant, BTI and BTI Acquisition Corporation (the "Buyer"). Registrant understands that the Buyer is affiliated with National Defense Company and BT Capital Corporation. Neither Registrant nor any of its affiliates, directors or officers or any associates of any of the foregoing, had any material relationship with the Buyer or any of its affiliates.

  BTI is engaged primarily in the production, manufacture and sale of precision mechanical, electronic and electro-mechanical timing devices, including fuzes for ordnance applications for sale to the U.S. and foreign governments. BTI also produces certain commercial products. BTI constituted Registrant's industrial and defense products segment.

  The consideration received by Registrant pursuant to the Merger consisted of $20,810,000 paid in cash by the Buyer. In addition, Registrant assumed BTI's liabilities with respect to post-retirement health care benefits for employees of BTI who had retired prior to the consummation of the Merger. Immediately prior to the Merger, Registrant contributed to the capital of BTI $11,582,000 principal amount of intercompany debt owed to Registrant. The terms of the Merger, including the consideration, were determined through arms length negotiation.

  Registrant applied $18,000,000 of the consideration received by it to the repayment of debt owed to its parent, Loews Corporation, and the balance of the consideration was added to working capital.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

 (a)  Not applicable.

 (b)  Pro forma financial information:

        Unaudited pro forma consolidated condensed balance sheet of Bulova Corporation as of September 30, 1994.

        Unaudited pro forma consolidated condensed statement of operations of Bulova Corporation for the nine months ended September 30, 1994.

        Unaudited pro forma consolidated condensed statement of operations of Bulova Corporation for the year ended December 31, 1993.

        Unaudited notes to pro forma consolidated condensed financial statements.

 (c)  Exhibits:

      Exhibit 2. Merger Agreement entered into on January 17, 1995, by Bulova
                 Technologies, Inc., a New York corporation ("BTI"), BTI Acquisition Corporation, a Delaware corporation, and Bulova Corporation, a New York corporation.

                                         2

                      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

                                 FINANCIAL STATEMENTS


  On January 17, 1995, the Company, by merger, disposed of its wholly-owned subsidiary Bulova Technologies, Inc. ("BTI") for $20,810,000 in cash. The following unaudited pro forma consolidated condensed financial statements set forth the effect that these transactions would have had on the financial position of the Company at September 30, 1994 and on the results of operations for the nine months ended September 30, 1994 and year ended December 31, 1993 had the transaction been consummated at the beginning of those respective periods. These financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or the results of operations which would actually have been reported had the transaction been in effect during the periods reported or which may be reported in the future. The accompanying pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and notes thereto of Bulova Corporation's Quarterly Report on Form 10-Q for the nine months ended September 30, 1994 and Annual Report on Form 10-K for the year ended December 31, 1993.

                                         3

Bulova Corporation and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (UNAUDITED)
SEPTEMBER 30, 1994
(Amounts in thousands)

                                                         Pro Forma
                                          Historical    Adjustments    Pro Forma
                                          --------------------------------------
Assets:

Current assets:
  Cash ...............................      $  4,447                    $  4,447
  Receivables ........................        52,069   $ (1,884) (2a)     50,185
  Inventories ........................        58,649    (18,238) (2b)     40,411
  Other assets .......................        10,664     (1,331) (2c)      9,333
                                            --------                    --------
   Total current assets ..............       125,829                     104,376
                                            --------                    --------

Property, plant and equipment-net ....        21,040     (8,097) (2b)     12,943
                                            --------                    --------

Other assets .........................        17,506         (4) (2b)     17,502
                                            --------                    --------
   Total assets ......................      $164,375                    $134,821
                                            ========                    ========

Liabilities and Shareholders' Equity:

Current liabilities ..................      $ 25,864     (8,245) (2d)   $ 17,619
                                            --------                    --------
Long-term debt, less current
 installments ........................         2,771     (2,371) (2b)        400
                                            --------                    --------

Other liabilities and credits:
  Postretirement benefits payable ....        45,613     (2,277) (2b)     43,336
  Other liabilities and credits ......         8,184                       8,184
                                            --------                    --------

   Total other liabilities and credits        53,797                      51,520
                                            --------                    --------

Debt to affiliate ....................        18,000    (18,000) (2e)
                                            --------

Shareholders' equity .................        63,943      1,339  (2f)     65,282
                                            --------                    --------
   Total liabilities and shareholders'
    equity ...........................      $164,375                    $134,821
                                            ========                    ========

  See accompanying unaudited notes to pro forma consolidated condensed financial statements.


                                         4

Bulova Corporation and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
(Amounts in thousands, except per share data)

                                                        Pro Forma
                                          Historical   Adjustments     Pro Forma
                                          --------------------------------------
Revenues:
  Net sales ...........................    $102,410    $(37,276)(3a)    $65,134
  Interest, royalties and other .......       4,185         536 (3b)      4,721
                                           --------                     -------
     Total revenues ...................     106,595                      69,855
                                           --------                     -------
Expenses:
  Cost of sales .......................      73,353     (31,639)(3a)     41,714
  Selling, general and administrative .      31,989      (3,820)(3c)     28,169
  Interest ............................       1,198        (980)(3d)        218
                                           --------                     -------
     Total expenses ...................     106,540                      70,101
                                           --------                     -------
Income (loss) from continuing
 operations before income taxes .......          55                        (246)
Income tax (expense) benefit ..........         (29)        105 (3e)         76
                                           --------                     -------
Income (loss) from continuing
 operations............................    $     26                     $  (170)
                                           ========                     =======

Income (loss) per share from continuing
 operations ...........................        $.01                       $(.04)
                                           ========                     =======
Weighted average number of shares
 outstanding ..........................       4,599                       4,599
                                           ========                     =======

  See accompanying unaudited notes to pro forma consolidated condensed financial statements.


                                         5

Bulova Corporation and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1993
(Amounts in thousands, except per share data)

                                                        Pro Forma
                                          Historical   Adjustments     Pro Forma
                                          --------------------------------------
Revenues:
  Net sales ...........................    $146,315    $(52,421)(3a)    $ 93,894
  Interest, royalties and other .......       7,409                        7,409
                                           --------                     --------
     Total revenues ...................     153,724                      101,303
                                           --------                     --------
Expenses:
  Cost of sales .......................     105,638     (44,359)(3a)      61,279
  Selling, general and administrative .      42,815      (5,120)(3c)      37,695
  Interest ............................       2,706      (2,013)(3d)         693
                                           --------                     --------
     Total expenses ...................     151,159                       99,667
                                           --------                     --------
Income from continuing operations
 before income taxes ..................       2,565                        1,636
Income tax (expense) benefit ..........         (51)        325 (3e)         274
                                           --------                     --------
Income from continuing operations......    $  2,514                     $  1,910
                                           ========                     ========
Income per share from continuing
 operations ...........................        $.54                         $.42
                                           ========                     ========
Weighted average number of shares
 outstanding ..........................       4,599                        4,599
                                           ========                     ========

  See accompanying unaudited notes to pro forma consolidated condensed financial statements.


                                         6

Bulova Corporation and Subsidiaries

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
- --------------------------------------------------------------------------------

Note 1. Basis of Presentation:

  The pro forma consolidated condensed financial statements are based on historical financial statements for Bulova Corporation (the "Company"), as adjusted for the sale of Bulova Technologies, Inc. ("BTI").

  The pro forma consolidated condensed Balance Sheet assumes that the Company sold BTI on September 30, 1994 and that the Company adjusted its historical balance sheet as of that date. The pro forma consolidated condensed Statement of Operations for the nine months ended September 30, 1994 and for the year ended December 31, 1993 assumes that the Company sold BTI at the beginning of those respective periods.

Note 2. Adjustments to the Balance Sheet:

  Adjustments to the Unaudited Pro Forma Consolidated Condensed Balance Sheet are as follows:

    (a) To reflect the change in receivables as follows:

          Net proceeds from sale of BTI .........................  $ 20,141,000
          Payment of debt to affiliate ..........................   (18,000,000)
                                                                   ------------
          Advance to parent company .............................     2,141,000
          To eliminate the carrying value related to BTI ........    (4,025,000)
                                                                   ------------
                                                                   $ (1,884,000)
                                                                   ============

    (b) To eliminate the carrying value of BTI's assets and liabilities at September 30, 1994.

    (c) To reflect the change in other current assets as follows:

          To eliminate the carrying value related to BTI ........   $  (610,000)
          To adjust deferred taxes related to the gain on
           disposition of BTI ...................................      (721,000)
                                                                    -----------
                                                                    $(1,331,000)
                                                                    ===========

    (d) To reflect the change in current liabilities as follows:

          To eliminate the carrying value related to BTI ........   $(8,465,000)
          To accrue costs related to sale .......................       220,000
                                                                    -----------
                                                                    $(8,245,000)
                                                                    ===========

    (e) To reflect the payment of debt to affiliate.

    (f) To reflect the gain on disposition of BTI, net of tax.

                                         7

Note 3. Adjustments to the Statements of Operations:

  Adjustments to the Unaudited Pro Forma Consolidated Condensed Statements of Operations are as follows:

    (a) To eliminate the revenues and expenses related to the operations of BTI.

    (b) To reflect interest earned on invested cash balances.

    (c) To reflect the change in selling, general and administrative expenses as follows:

                                                Nine Months         Year Ended
                                            Ended September 30,    December 31,
                                                   1994                1993
                                            -------------------    ------------

          To eliminate the expenses related
           to the operations of BTI ........    $(4,420,000)        $(5,920,000)
          To restore overhead charged to BTI        600,000             800,000
                                                -----------         -----------
                                                $(3,820,000)        $(5,120,000)
                                                ===========         ===========

    (d) To reflect reduction of interest expense on debt to affiliate.

    (e) To adjust tax provision for pro forma adjustments at the statutory rate.

                                         8

                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            BULOVA CORPORATION
                                            ------------------
                                            (Registrant)





Dated: January 31, 1995                 By: Paul S. Sayegh
                                            ---------------------------
                                            Paul S. Sayegh
                                            Chief Operating Officer and
                                            Principal Financial Officer

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